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                               EXHIBIT 10(c)(iii)

                                VOTING AGREEMENT

     This Voting Agreement (the "Agreement") is entered into as of this 28th day of December, 1995, by and between Colonial Commercial Corporation (the "Shareholder") and Building and Construction Partners, L.P., a California Limited Partnership (the "Investor").

                                    RECITALS:
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     Whereas, the Investor has entered into a Stock Purchase Agreement, dated as of July 26, 1995 (the "Stock Purchase Agreement"), with Monroc, Inc., a Delaware Corporation (the "Issuer"), providing for the purchase by the Investor or its assignee from the Issuer of 1,650,000 shares of the Issuer' s common stock $.01 par value (the "Common Stock") and a five-year warrant to purchase an additional 1,500,000 shares of Common Stock at an exercise price of $6.25 per share (the "Warrant"); and

     WHEREAS, under the Stock Purchase Agreement, Investor will designate a majority of the members of the Board of Directors of the Issuer; and

     WHEREAS, to induce the Investor to make the purchase of the shares of Common Stock and the Warrant of the Issuer, the Shareholder is willing to agree to vote the shares of Common Stock of the Issuer owned by the Shareholder in favor of the individuals designated by the Investor to be members of the Board of Directors of the Issuer (the "Investor Directors");

     NOW, THEREFORE, the parties agree as follows:

     1.    Voting Agreement. The Shareholder irrevocably agrees to vote on a
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timely basis all shares of Common Stock held by the Shareholder in favor of the election of Investor Directors proposed for election pursuant to Section 4.4 of the Stock Purchase Agreement for a period that ends on the earliest of (a) ten years from the date of this Agreement, (b) the first date on which the Investor directly and indirectly owns less than 25% of the outstanding shares of Common Stock, or (c ) the first date on which the Investor directly or indirectly owns more than 50% of the outstanding shares of Common Stock.

      2.  Representations and Warranties of Shareholder.  The
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Shareholder hereby represents and warrants to the Investor as follows:

           (a) The Shareholder has the requisite power and authority to enter into this Agreement and to carry out and perform the shareholder's obligations under the terms of this Agreement.

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           (b) The Shareholder owns or holds options to acquire, 378,071 shares of the Common Stock. All of such shares are (or upon exercise of the related option and payment of the exercise price will be) duly authorized, validly issued, fully paid and nonassessable.

           (c) This Agreement is a valid and binding agreement of the Shareholder, enforceable in accordance with its terms. The execution, delivery and performance by the Shareholder of this Agreement and compliance herewith will not result in any violation of and will not conflict with, or result in a breach of any of the terms of, or constitute a default under, any provision of law to which the Shareholder is subject, or any mortgage, indenture, agreement, instrument, judgment, decree, order, rule or regulation or other restriction to which the Shareholder is a party or by which the Shareholder is bound.

           (d) No consent, approval, qualification order or authorization of, or filing with, any governmental or regulatory authority filing with, any governmental or regulatory authority is required in connection with the Shareholder's valid execution, delivery or performance of this Agreement.

3.  Representations and Warranties of Investor.  The Investor hereby
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represents and warrants to the Shareholder as follows:

           (a)The Investor has the requisite power to enter into this agreement and to carry out and perform its obligations under this agreement.

           (b) All action on the part of the Investor necessary for the authorization, execution, delivery and performance by the Investor of this Agreement and the consummation of the transactions contemplated herein has been taken. This Agreement is a valid and binding agreement of the Investor, enforceable in accordance with its terms. The execution, delivery and performance by the Investor of this Agreement and compliance therewith will not result in any violation of and will not conflict with, or result in a breach of any of the terms of, or constitute a default under any provision of law to which the Investor is subject, or any mortgage, indenture, agreement, instrument, judgment, decree, order, rule or regulation or other restriction to which the Investor or any predecessor thereof is a party or by which it is bound.

4.  Governing Law.  This Agreement shall be governed in all respects by the
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laws of the State of Delaware.

5.  Survival.  The representations, warranties, covenants and agreements made
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herein shall survive the Closing under the Stock Purchase Agreement.

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6.  Successors and Assigns. Except as otherwise expressly provided herein, the
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provisions hereof shall inure to the benefit of, and be binding upon, the successors and assigns of the parties hereto, provided, however, that the
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provisions hereof shall not be binding on any (a) party that purchases the shares of Common Stock covered hereby from the Shareholder in an offering registered under the Securities Act of 1933, as amended (the "Act") or in a transaction that complies with the provisions of Rule 144 under the Act (without taking into consideration the provisions of Rule 144(k), or (b) any person who purchases in the aggregate no more than 100,000 shares of Common Stock of the Issuer (as adjusted to reflect the effect of any stock dividends, stock split or other similar change in the capitalization of the Issuer) from the Shareholder in one or more transactions, whether related or not. For the purpose of the preceding sentence, a "person" also includes persons who act as a group, as defined for the purposes of Section 13(d) under the Securities and Exchange Act of 1934.

7. Entire Agreement; Amendment; Waiver.  This Agreement constitutes the full and
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entire understanding and agreement between the parties with regard to the subjects hereof. Neither this Agreement nor any terms hereof may be amended, waived, discharged or terminated, except by written instrumentsigned by the Shareholder and the Investor.

8. Notice, etc. All notices and other communications required or permitted
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hereunder shall be in writing and shall be mailed by first-class mail, postage prepaid, or delivered by hand, facsimile transmission or by messenger, addressed
(a) if to Investor, to Richard C. Blum & Associates, L.P., at 909 Montgomer Street, Suite 400, San Francisco, CA 94133-4625 and at 15760 Ventura Blvd., Suite 1700, Encino, CA 91436, facsimile numbers (415)434-9960 and (818)995-1963, with a copy to Richard W. Canady, Howard Rice, Nemerovski, Candady, Falk & Rabkin, A Professional Corporation, Three Embarcadero Center, 7th Floor, San Francisco, CA 94111, facsimile number: (415)399-3041, or at such other address as the Investor shall have furnished to the Shareholder in writing, or (b) if to the Shareholder, to the Shareholder at 3601 Hempstead Turnpike, 121-I, Levittown, NY 11756-1315, facsimile number (305)928-2815, or at such other address as the Shareholder shall have furnished to the Investor in writing.


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9. Delays or Omissions. No delay or omission to exercise any right, power or
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   remedy accruing to either party hereto upon any breach or default of the other party hereto under this Agreement shall impair any such right, power or remedy of the non-breaching or non-defaulting party nor shall it be construed to be a waiver of any such breach or default, or an acquiescence therein, or of or in any similar breach or default thereafter occurring. Any waiver, permit, consent or approval of any kind or character on the part of either party of any breach or default under this Agreement, or any waiver on the part of either party of any provisions or conditions of this Agreement, must be made in writing and shall be effective only to the extent, specifically set forth in such writing. Except as otherwise provided herein, all remedies, either under this Agreement or by law or otherwise afforded, shall be cumulative and not alternative.

10.Separability.  In case any provision of this Agreement shall be invalid,
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   illegal or unenforceable, the validity, legality and enforceability of the remaining provision shall not in any way be affected or impaired thereby.

11.Titles and Subtitles.  The titles of the paragraphs and subparagraphs of this
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   Agreement are for convenience of reference only and are not to be considered in construing this Agreement.

12.Counterparts.  This Agreement may be executed in any number of counterparts,
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   each of which shall be an original but all of which together, shall constitute one instrument.

                                  BUILDING AND CONSTRUCTION CAPITAL
                                           PARTNERS, L.P.


                                  By Richard C. Blum & Associates,
                                  L.P., a California Limited
                                  Partnership


                                  By Richard C. Blum & Associates, Inc.


                                  By
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                                  Colonial Commercial Corporation

                                  By /s/ James W. Stewart
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